UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X) Filed by a Party Other than the Registrant (  )

Check the Appropriate Box
(   )   Preliminary Proxy Statement
(   )   Confidential, for  Use  of  the   Commission  Only (as permitted by Rule
        14a-6(e)(2))
( x )   Definitive Proxy Statement
(   )   Soliciting Material Pursuant toss.240.14a-12

                                  PIRANHA, INC.

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                 Name of Registrant As Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):

(x )  No fee required
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11:
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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( ) Fee paid previously with preliminary materials.
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( ) Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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Date Filed:
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

                                  PIRANHA, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Piranha, Inc.

The 2000 Annual Meeting of Stockholders of Piranha, Inc. (the "Company") will be held at The Harvey Hotel, 1600 North Central Expressway, Plano, Texas 75074 on August 18, 2000, at 8:00 a.m. (local time) for the following purposes:

         1. To elect six directors of the Company who will serve until their successors are duly elected and qualified.

         2. To ratify the selection of Feldman Sherb & Co., P.C. to serve as independent public accountants for the Company for the year ending December 31, 2000; and

         3. To transact such other business as may properly come before the meeting.

You have the right to receive this Notice of the Annual Meeting and to vote at the Annual Meeting if you were a stockholder of record at the close of business on July 14, 2000. Whether or not you intend to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the envelope provided. Full instructions are contained on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

This is an important meeting. To insure proper representation at the meeting please complete, sign, date and return the proxy card in the enclosed envelope. Even if you vote your shares prior to the Annual Meeting you may still attend the Annual Meeting and vote your shares in person.

                                             By Order of the Board of Directors,


                                             Richard S. Berger, Secretary

July 28, 2000

                                  PIRANHA, INC.
                    6060 North Central Expressway, Suite 560
                               Dallas, Texas 75206

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Piranha, Inc. (the "Company") for use at the Company's 2000 Annual Meeting of Stockholders (the "Meeting") to be held on August 18, 2000, at 8:00 a.m. (local time) at The Harvey Hotel, 1600 North Central Expressway, Plano, Texas 75074 and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 1999 are first being sent to stockholders on or about July 28, 2000 to the stockholders of record on July 14, 2000 (the "Record Date").

         We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or otherwise provide voting instructions and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. IF YOU GIVE NO INSTRUCTIONS ON THE PROXY CARD, THE SHARES COVERED BY THE PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS OF THE COMPANY AND FOR THE OTHER MATTERS LISTED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

         If you are a stockholder of record (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. The Company's proxy tabulator is Continental Stock Transfer and Trust Company, New York, New York. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee ("Broker Shares"), you may vote such shares at the Meeting only if you obtain proper written authority from your broker, bank or other institution or nominee and present it at the Meeting.

PURPOSES OF MEETING

         At the Meeting you will be asked to vote on the following proposals:

         1. To elect six directors of the Company who will serve until their successors are duly elected and qualified.

         2. To ratify the selection of Feldman Sherb & Co., P.C. to serve as independent public accountants for the Company for the year ending December 31, 2000; and

         3. To transact such other business as may properly come before the meeting.

VOTING SECURITIES

         You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on July 14, 2000 (the "Record Date"). On July 14, 2000, there were 9,086,054 shares of Company Common Stock outstanding. Each share of Company Common Stock is entitled to one vote on each matter to be presented at the Meeting.

         If a majority of the shares entitled to vote are present at the Meeting, then a quorum has been reached and the Meeting can commence. A share is present if it is represented in person or by proxy for any purpose at the Meeting. Abstentions and Broker Shares that are voted on any matter at the Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Meeting and on those matters for which the broker, bank or other institution or nominee has authority to vote. If a quorum is not present at the Meeting, or if a quorum is present but there are not enough votes to approve of any of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

         Each of the six nominees for election as directors who receives a majority of the affirmative votes cast at the Meeting in person or by proxy in the election of directors will be elected as directors. Stockholders do not have cumulative voting rights. Votes that are withheld, abstentions and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast, and will have no effect on the election of directors.

INFORMATION REGARDING THIS SOLICITATION

         The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy card. The Company has requested that banks, brokers and other institutions and nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such institutions/nominees for their reasonable mailing expenses.

         In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone, facsimile transmission or telegram by directors, officers or employees of the Company (without special compensation for such efforts). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company's proxy tabulator, Continental Stock Transfer and Trust Company, New York, New York.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's directors, officers and stockholders file with the Securities and Exchange Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 1999.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of the Record Date certain information with respect to (1) each current director, (2) each nominee for director, (3) each executive officer and (4) all current directors and executive officers as a group. All shares reflected below are owned of record and beneficially by the named person or group and each such person or group has sole investment power with respect to all such shares. To the Company's knowledge no other person owns beneficially more than 5% of the Company's outstanding shares other than FAI General Insurance Company Ltd., Sydney, Australia which owns beneficially 853,041 shares (9.4%).

 .

Name                              Amount                        Percent of Class

Edward W. Sample                     -0-                                    -0-%

Richard S. Berger (1)             1,559,062                                17.2

Michael Steele                      340,000                                 3.7

Joseph H. Sherrill, Jr.(1)(2)       325,000                                 3.6

Arthur R. Tauder(2)                  -0-                                    -0-

W. Barger Tygart(2)                  -0-                                    -0-

R. Don Ashley                        -0-                                    -0-

Carey Lotzer                       660,000                                  7.3

All executive officers and
directors as a group
(eight persons)                  2,884,062                                 31.7%

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(1) Excludes  shares  owned  by  spouse  as  to  which  beneficial  ownership is disclaimed.
(2) Non-employee director.

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company proposes the election of six directors at the Meeting. Those who are elected as directors will serve until their successors are duly elected and qualified.

         A stockholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary it is the intention of the persons named as proxies to vote your shares FOR the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a director, your shares will be voted for any substitute nominee proposed by the Board of Directors or the Board of Directors may reduce the number of directors to be elected.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT

INFORMATION ABOUT THE NOMINEES

         Certain information with respect to each of the six nominees is set forth below, including their names, ages, a brief description of their recent business experience and certain other information. All nominees currently serve as directors of the Company. The business address of each nominee and director is the Company's principal executive offices. All nominees have been directors of the Company since April 2000 except for Mr. Berger who has been a director since 1992.

     Edward W. Sample (age 48) joined the Company in December 1999 after a 29 year career with $30 billion retailer, JC Penney, and is the Company's Chief Executive Officer. Most recently Sample directed JC Penney's participation in the Massachusetts Institute of Technology "News in the Future" consortium. The News in the Future (NiF) research consortium provides a forum for the MIT Media Laboratory and member companies to explore and exploit technologies that will affect the collection and dissemination of news. Sample is credited with a number of technology "firsts" for the retailer, such as: In 1999, under Sample's direction, JC Penney unveiled the "World's First Commercial Electronic Ink Display" (USA Today, 5/3/99). Some of Mr. Sample's other notable accomplishments include: the introduction of the industry's first "web based" kiosk system; the implementation of one of the countries largest distance learning systems; the introduction of a digital imaging capture system for the retailer's enormous merchandise operation; the implementation of an international digital image transmission system for merchandise procurement, and the first commercial introduction of the Sony SEPS 2000 camera, utilizing HDTV technology, in 1992.

     Richard S. Berger (age 64) founded Classics International Entertainment, Inc. (now known as Piranha, Inc.) in 1992, and after making several acquisitions, took it public through an IPO in October 1993. Mr. Berger served in various executive capacities including the Company's CEO, CFO, Secretary, and Chairman of the Board until December 1999 when he reorganized the business into a technology company. He is currently the Company's CFO, Secretary and Treasurer. Prior to 1992, Mr. Berger served as a CEO, CFO, and Chairman of the Board of several companies while preparing them for public offerings, private placements and/or reverse mergers. Some of the industries served by Mr. Berger were factoring (account receivable financing and billing for physicians and dentists), cable television, publishing, environmental (waste water treatment, contaminated soil removal), machining (NASA space shuttle program), retailing, kiosk development, design and sales, and high technology and internet related entities.

     Michael Steele (age 44), the Company's Chief Information Officer, was the co-founder of IBP, Inc., a technology corporation dealing in data compression technology built upon the Linux operating system. Previously, Mr. Steele served as a Financial Planner with Texas Instruments, Financial Analyst for W.R.Grace and, since 1997, Infrastructure Building and Project Manager for Ernst and Young. Mr. Steele has done extensive work in compression software sciences and has participated in professional training in Java, metrics development and documentation, new product planning/enhancements, business plan and market development. Mr. Steele graduated from Texas Tech University, BS 1978, MS 1985. MS MIS at UTD (in progress).

     Joseph H. Sherrill, Jr. (age 59) is the retired President and CEO of R.J. Reynolds Asia Pacific. He retired in December 1994 from R.J. Reynolds International after 17 years overseas as a senior executive. Mr. Sherrill last served as President and CEO of R.J. Reynolds Asia Pacific, based in Hong Kong. Previous positions included Senior Vice President of Marketing, R.J. Reynolds International; President and CEO of R.J. Reynolds Tabacos do Brazil; and President and General Manager of R.J.R. Puerto Rico. Prior experience included sales and marketing research positions in the domestic company. Since 1994, Mr. Sherrill has been active as Board Member, advisor, and investor in numerous small companies. Currently, Mr. Sherrill serves on the Board of Directors of Biocryst Pharmaceuticals, Lineshark.com and several private companies.

     Arthur R. Tauder (age 60) is Former Vice Chairman - Strategic Planning and Business Development, McCann-Erickson WorldGroup. One of the architects of McCann-Erickson's marketing communications expansion, Tauder had been Executive VP-Operations at McCann-Erickson WorldGroup since its formation in September 1977. McCann-Erickson WorldGroup is the parent organization of McCann-Erickson Worldwide, the world's largest multinational advertising agency, as well as six othr marketing communications companies. Tauder first joined the Interpublic Group of Companies, Inc., McCann-Erickson WorldGroup's publicly owned parent, in 1968 at The Marschalk Company, another Interpublic ad agency. By the time he had joined McCann-Erickson in 1987, he had already served as General Manager of Marschalk and as Director of Planning and Budgets at Interpublic. In 1995 he was promoted to Worldwide Executive VP of the McCann-Erickson Worldwide Advertising Agency, responsible for planning and business development, training, and information systems and communications.

     W. Barger Tygart (age 64) is the retired Vice Chairman of the Board, President and Chief Operating Officer, JCPenney. Mr. Tygart joined the JCPenney Company, Inc., in 1960 advancing to increased levels of responsibility in various store and district positions and in 1976 was promoted to the company's New York Office Headquarters. In 1995, Mr. Tygart was elected to the position of President, Chief Operating Officer and Vice Chairman of the Board and remained in that position until his retirement in 1998. Mr. Tygart currently serves as a member of the Board of Directors of Burlington Industries, one of the world's largest and most diversified manufacturers of softgoods for apparel and interior furnishings. Mr. Tygart also is a member of the Board of Directors of Monarch Dental and is active as a consultant in a number of Internet related companies.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     The Board of Directors created four standing committees in the current fiscal year. These are The Executive Committee, The Personnel and Compensation Committee, The Audit Committee and The Corporate Governance Committee. The functions of these committees and their current members are described below. During 1999 the Board consisted of only Mr. Berger who took appropriate corporate action when required.

     Executive Committee. This committee oversees the operations of the Board; often acts on behalf of the board during on-demand activities that occur between meetings and these acts are later presented for full board review. This committee also develops agenda items for Board Meetings. The Executive Committee is comprised of Messrs. Sample (Chairman), Berger and Tauder.

     Personnel and Compensation Committee. This committee reviews and administers the Company's annual and long-term incentive compensation plans, makes recommendations in areas concerning personnel relations, and takes action or makes recommendations with respect to the compensation of Company executive officers, including those who are directors. The Personnel and Compensation Committee has assumed the responsibility of the former stock option committee and is responsible for the administration of the Company's two stock option plans. The Personnel and Compensation Committee is comprised of Messrs. Tygart (Chairman), Sherrill and Steele.

         Audit Committee. This committee recommends to the Board of Directors for stockholder approval the independent auditors for the annual audit of the Company's consolidated financial statements. The committee also reviews the independent auditors' audit strategy and plans, the scope of their audit, their fees, the results of their audits as well as non-audit services and related fees, internal audit reports on the adequacy of internal accounting controls, the Company's ethics program, the status of significant legal matters, the scope of the internal auditors' plans and budgets and the results of their audits and the effectiveness of the Company's program for correcting audit findings. The Audit Committee is comprised of Messrs. Tauder (Chairman), Sherrill and Tygart, all of whom are independent as defined in Rule 4200(a)(15) of the NASD's listing standards. The Audit Committee has adopted a charter, a copy of which is included as an appendix to this Proxy Statement .

         Corporate Governance Committee. This committee considers matters of corporate governance and reviews developments in the governance area as they affect relations between the Company and its stockholders. It also makes recommendations to the Board with respect to the size, composition, organization, responsibilities and functions of the Board and its directors, the qualifications of directors, candidates for election as directors and the compensation of directors. The Corporate Governance Committee is comprised of Messrs. Sherrill (Chairman), Tauder and Tygart.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth for the Company's executive officers and directors all cash compensation received, being the total compensation received, during the fiscal year ended December 31, 1999. No compensation was paid or payable to any executive officer or director for the fiscal years ended December 31, 1997 or 1998 except for Mr. Berger who received $8,000 in 1998 and $32,000 in 1997. No compensation was paid to any of the Company's non-employee directors in any of the previous three fiscal years.

                                                            Annual Compensation

Name and Title                                        Salary            Other(a)

Edward W. Sample                                     $11,667            $ 22,378
Chairman and
Chief Executive Officer

Richard S. Berger                                         -0-                -0-
Chief Financial Officer
and Director

R. Don Ashley                                         10,000              10,646
President and
Chief Operating Officer

Carey Lotzer                                          27,500                 -0-
Chief Science Officer

Michael Steele                                        26,250                 -0-
Chief Information Officer
and Director
--------------------------------------------------------------------------
(a) Represents amounts received in connection with the Company's acquisition of Zideo.com.

            Mr. Sample has entered into a contract, dated January 7, 2000, with the Company which provides for his employment as Chief Executive Officer for an annual salary of $140,000. The contract provides for a two-year term which is automatically extended for additional one-year periods unless either the Company or Mr. Sample elects not to renew. Mr. Sample is entitled to participate in the Company's insurance and benefit plans on terms available to other senior executives and is reimbursed for expenses reasonably incurred in performance of his duties under the contract. Under the contract the Company became committed to issue Mr. Sample options to acquire 1,500,000 shares of Common Stock at an exercise price of $.01 per share and additional options to acquire 1,000,000 shares of Common Stock at an exercise price of $1.35 per share. The contract provides the Company with protection for its intellectual property rights and Mr. Sample has agreed not to compete with the Company during his period of employment and for a period of two years thereafter.

            Mr. Ashley has entered into a contract, dated January 7, 2000, with the Company which provides for his employment as President and Chief Operating Officer for an annual salary of $130,000. The contract provides for a two-year term which is automatically extended for additional one-year periods unless either the Company or Mr. Ashley elects not to renew. Mr. Ashley is entitled to participate in the Company's insurance and benefit plans on terms available to other senior executives and is reimbursed for expenses reasonably incurred in performance of his duties under the contract. Under the contract the Company became committed to issue Mr. Ashley options to acquire 350,000 shares of Common Stock at an exercise price of $.01 per share and additional options to acquire 350,000 shares of Common Stock at an exercise price of $1.35 per share. The contract provides the Company with protection for its intellectual property rights and Mr. Ashley has agreed not to compete with the Company during his period of employment and for a period of two years thereafter.

            Mr. Lotzer has entered into a contract, dated November 16, 1999, with the Company which provides for his employment as Chief Science Officer for an annual salary of $150,000 in the first year and $200,000 in the second year plus discretionary additional compensation if the Company reaches certain levels of gross sales. The two-year contract is automatically extended for additional one-year periods unless either the Company or Mr. Lotzer elects not to renew. Mr. Lotzer is entitled to participate in the Company's insurance and benefit plans on terms available to other senior executives and is reimbursed for expenses reasonably incurred in performance of his duties under the contract. The Company has agreed to purchase $2,500,000 worth of key man life insurance on Mr. Lotzer's life with $700,000 payable on his death to his surviving family members. Under the contract the Company became committed to issue Mr. Lotzer options to acquire 200,000 shares of Common Stock at an exercise price of $1.35 per share and 100,000 shares of Common Stock at an exercise price of $5.00 per share if certain gross sales levels are met. The contract provides the Company with protection for its intellectual property rights and Mr. Lotzer has agreed not to compete with the Company during his period of employment and for a period of two years thereafter.

            Mr. Steele has entered into a contract, dated November 17, 1999, with the Company which provides for his employment as Chief Information Officer for an annual salary of $150,000. The contract provides for a two-year term which is automatically extended for additional one-year periods unless either the Company or Mr. Steele elects not to renew. Mr. Steele is entitled to participate in the Company's insurance and benefit plans on terms available to other senior executives and is reimbursed for expenses reasonably incurred in performance of his duties under the contract. The Company has agreed to purchase $2,500,000 worth of key man life insurance on Mr. Steele's life with $700,000 payable on his death to his surviving family members. Under the contract the Company became committed to issue Mr. Steele options to acquire 200,000 shares of Common Stock at an exercise price of $1.35 per share and 100,000 shares of Common Stock at an exercise price of $5.00 per share if certain gross sales levels are met. The contract provides the Company with protection for its intellectual property rights and Mr. Steele has agreed not to compete with the Company during his period of employment and for a period of two years thereafter.

     For the year 2000 each Company director will receive $ 2,000 for each director's meeting attended in person and $ 300 for each director meeting attended by telephone conference call as well as reasonable hotel, airfare and miscellaneous expenses with a per diem meal allowance of $50. During the fiscal years ended December 31, 1999, 1998 and 1997 no such fees were paid.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The independent members of the Board of Directors of the Company have selected Feldman Sherb & Co., P.C. as independent accountants for the Company for the year ended December 31, 2000. This selection is subject to ratification or rejection by the stockholders of the Company. If the stockholders ratify the selection of Feldman Sherb & Co., P.C. as the Company's accountants, said firm also will be for the independent public accountants for all of the Company's subsidiaries.

     Feldman Sherb & Co., P.C. has advised the Company that neither the firm nor any present member or associate has any material financial interest, direct or indirect, in the Company or its subsidiaries. It is not expected that a representative of the firm will be present or available to answer questions at the Meeting but one would have an opportunity to answer questions if he or she chose to attend.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointments of Feldman Sherb & Co., P.C. as the independent public accountants for the Company.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF FELDMAN SHERB & CO., P.C. AS INDEPENDENT PUBLIC
                           ACCOUNTANTS FOR THE COMPANY

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                       2001 ANNUAL MEETING OF STOCKHOLDERS

         The Company expects that the 2001 Annual Meeting will be held in August 2001, but the exact date, time and location have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company's Secretary at its principal executive officers in Dallas, Texas, and the Company's Secretary must receive the proposal no later than March 28, 2001, in order for the proposal to be considered for inclusion in the Company's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting.

         Rule 14a-4 of the SEC's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting or the date specified by an overriding advance notice provision in the Company's by-laws. The Company's by-laws do not contain such an advance notice provision and thus for the Company's 2001 annual meeting stockholders must submit written notice to the Company on or before June 12, 2001.

                       By order of the Board of Directors

                          Richard S. Berger, Secretary

                    THE PIRANHA, INC. AUDIT COMMITTEE CHARTER

                        Introduction: Statement of Policy

The Piranha, Inc. Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the stockholders and investment community relating to corporate accounting and reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

I. Membership

The Piranha, Inc. Audit Committee ("Committee") shall be composed of not less than three members of the Board of Directors, a majority of which shall be "independent" as defined in NASDAQ Listing Standard Rule 4200(a)(15) so long as the Company shall be and remain a small business filer in accordance with the rules and regulations of the Securities and Exchange Commission. The members of the Committee shall be selected by the Board of Directors, taking into account prior experience in matters to be considered by the Committee and their probable availability at times required for consideration of such matters.

Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or be able to do so within a reasonable period of time after his appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

At all times the Committee's membership shall meet the requirements of the audit committee policy of NASDAQ, unless the Company is no longer listed on NASDAQ. Accordingly, those members of the Committee who are required to be independent shall at all times meet the standards set forth in Rule 4200(a)(15) referred to above, free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

II. Procedural and  Administrative  Matters A.

Selection of  Chairperson

The Committee shall select a chair within 30 days of their appointment. The Committee should agree on a procedure of its own choosing for selection of the chair and then proceed accordingly. This task must be resolved within the Committee. There are no rules or requirements to be met by the chair other than being a Committee member. Past experience on the Committee is not a requirement.

B. Chairperson Responsibilities

The Committee Chairperson shall call Committee meetings (or telephone meetings) as required, arranging for a meeting room and notifying Committee members of time and place.

The Chairperson shall preside at all meetings of the Committee.

With guidance from the Committee, the Chairperson shall establish a schedule for the work of the Committee and shall assign areas to be worked on by the members thereof.

The Chairperson shall coordinate submission and review of findings and recommendations of Committee members, obtain Committee agreement on reports and have reports prepared and submitted to the Board.

III. Responsibilities and Activities of the Audit Committee

The following sets forth the scope of the Committee's responsibilities and how it shall carry out those responsibilities.

A. Oversight of the financial statements and relations with the independent auditors.

         1. Instruct the independent auditors that the Board of Directors is the client in its capacity as the stockholders' representative.

         2. Advise the independent auditors that they have ultimate accountability to the Board and the Committee and that the Board and the Committee have ultimate authority and responsibility to select, evaluate and replace where necessary the outside auditors.

         3. Have the independent auditors meet with the Board at least annually so the Board has a basis on which to recommend the independent auditors' appointment to the stockholders or to ratify its selection of the independent auditors.

         4. Have financial management and the independent auditors analyze significant financial report issues and practices on a timely basis.

         5. Have financial management and the independent auditors discuss with the Committee:

                (a) qualitative  judgments  about  whether  current or  proposed accounting principles and disclosures are appropriate, not just acceptable.

                (b) aggressiveness or conservatism of accounting  principles and financial estimates.


         6.    Have the  independent  auditors  provide the Committee  with:

               (a) independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.

               (b) views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used.

               (c) reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

               (d) reasons for accepting or questioning significant estimates made by management.

               (e) views on how selected accounting principles and disclosure practices affect stockholder and public attitudes about the Company.

         7. Have the independent auditors provide the Committee with the receipt of formal written statements delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard 1 and engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

         8. Make recommendations to the Board regarding appropriate actions to oversee the independence of the outside auditors.

         9. Recommend to the Board the selection of the Company's auditors and the annual fees to be paid for services rendered by them, review each proposed audit plan developed by management and the auditors, periodically review the performance of the auditors, and recommend to the Board any proposed retention or discharge of the auditors.

       10. Review the Company's annual and quarterly financial statements and reports including compliance with the Company's accounting and financial management systems and reports with generally accepted accounting principles.

       11. Periodically review the Company's system of internal controls, including its risk management policy and any accompanying insurance coverage, and make recommendations to the Board for changes it considers desirable.

B. Actions taken on the Board's behalf that require Board notification but not Board approval.


         1. Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors and management.

         2. Review and approve the operations of the Company's employee benefit and stock option plans as and when they are implemented.

         3.    Answer   questions   raised   by   stockholders   during   annual
          stockholders'   meetings  on  matters   relating  to  the  Committee's
          activities if asked to do so by the meeting chairperson.

         4.    Ask   management  to  have  the  internal  audit  staff  study  a particular area of interest or concern to the Committee.


C. Matters  requiring  the   Committee's  review  and   study  before  making  a
recommendation for Board action.

         1.    Appointment of the independent auditors.

         2.    Implementation of major accounting policy changes.

         3.    SEC registration statements to be signed by the Board.

         4.    The  auditors'  reports   and   financial  statements  prior   to
          publication in the annual report.


D. Matters requiring the Committee's review and study before providing summary information to the Board.

         1. Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the SEC, and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the U.S.

         2.    The  independent   auditors'  assessment  of  the  strengths  and
          weaknesses of the Company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements.

         3.    Quarterly financial statement review before publication.

         4.    The performance of management and operating personnel.

         5.    Gaps and exposures in insurance programs.

         6. Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate

         7. Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC and NASDAQ rules and regulations

                                  PIRANHA, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS. The undersigned hereby appoints Edward
W. Sample, Richard S. Berger and Michael Steele, or any of them, the attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned to represent and vote the shares of the undersigned at the Annual Meeting of Stockholders of the Corporation, to be held at The Harvey Hotel, 1600 North Central Expressway, Plano, Texas 75074 on August 18, 2000, at 8:00 a.m. (local time), and at any adjournment or adjournments thereof, in accordance with the Notice and Proxy Statement received upon the following matters:

1. Grant of authority to vote for election of directors

(    ) FOR all nominees listed below (except as marked to the contrary)

         Edward W. Sample
         Richard S. Berger
         Michael Steele
         Joseph H. Sherrill, Jr.
         Arthur R. Tauder
         W. Barger Tygart

(    ) Withhold authority to vote for all above nominees

(    ) Withhold authority to vote for the following (print names below):




2. Ratification of the appointment of independent auditors

         (   )  For              (    ) Against            (    ) Abstain


3. Transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

         (Continued and to be signed on reverse side)

------------------------------------------------------------






-------------------------------------------------------------


If you plan to attend the Annual Meeting in Person, please indicate  the  number
of stockholders attending:  (           ).


Dated:                     , 2000


                               -------------------------------------------(Seal)


                               -------------------------------------------(Seal)
                                                    Signature(s) of Stockholders

(Sign exactly as name appears hereon. If shares are registered in the names of two or more, all should sign. Executors, administrators, trustees, guardians, etc. should so indicate. A proxy by a corporation should be signed in its name by an executive officer).